EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                        PURSUANT TO 18U.S.C. SECTION 1350

In connection with the Quarterly Report of Arbor Entech Corporation (the "Company") on Form 10-QSB for the period ending October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harvey Houtkin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        /S/ HARVEY HOUTKIN
                                        ----------------------------------------
                                        Harvey Houtkin
                                        Chief Executive Officer
                                        November 30, 2006